MONTEAGLE FUNDS

(on behalf of its separate series)

The Texas Fund

Supplement dated August 21, 2023

to the Prospectus and Statement of Additional Information dated December 30, 2023

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This Supplement to the Prospectus and Statement of Additional Information for the Texas Fund, a separate series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Texas Fund and the Statement of Additional Information for the Trust dated December 30, 2023, to amend certain information as described below.

THE TEXAS FUND

PROSPECTUS

1.

Section entitled “ Portfolio Managers.”

●

Jody Team, CFP®, President and Chief Executive Officer of the Sub-Adviser, has managed the Fund since its inception. Jody Team is the lead portfolio manager of the Fund.

●

Scott Haynes, CFP, Senior Advisor of the Sub-Adviser, has managed the Fund since its inception.

●

Chad B. Hoes, Chief Investment Officer of the Sub-Adviser, has managed the Fund since July 2023.

2.

Section entitled – “More Information About the Fund – Management – Sub-Adviser / Portfolio Managers – Portfolio Managers.”

Portfolio Managers. Jody Team, Scott Haynes, and Chad Hoes are primarily responsible for the day-to-day management of the Fund.

Jody Team, CFP®. Mr. Team received a BBA in Finance from Abilene Christian University in May of 2001. Mr. Team earned the CERTIFIED FINANCIAL PLANNERTM marks in June of 2004 after passing the CFP Board exam and meeting the education, experience and ethics requirements set forth by the CFP Board.

Mr. Team established J. Team Financial, Inc. d/b/a Team Financial Strategies in May of 2005 and has operated Team Financial Strategies since its inception. He is the President of the company and is the Chair of the firm’s investment team. At Team, Mr. Team advises on individual client asset allocations as well as multiple models that are implemented with clients of the firm. Mr. Team serves as the lead portfolio manager of the Fund.

Scott Haynes, CFP®. Mr. Haynes received a BBA in Management/Marketing from Abilene Christian University in May of 2001. Mr. Haynes earned the CERTIFIED FINANCIAL PLANNERTM marks in May of 2013 after passing the CFP Board exam and meeting the education, experience and ethics requirements set forth by the CFP Board.

Mr. Haynes has worked as a financial advisor since 2001. From 2001-2010, Mr. Haynes worked for Edward Jones advising individuals on their investment portfolios. Mr. Haynes started his financial planning and investment advisor career with Team Financial Strategies in May of 2010. Mr. Haynes is a Senior Advisor at Team and a member of the firm’s investment team. Mr. Haynes advises clients on individual client asset allocations and is a contributor to the construction of the firm’s allocation models.

Chad B. Hoes. Mr. Hoes attended Hardin-Simmons University and received a Bachelor of Business Administration degree with an emphasis in Finance in 2002. Mr. Hoes also holds an MBA from Texas A&M University in Commerce, TX and is a Chartered Portfolio Manager, a certification of the Global Academy of Finance and Management. He joined Team Financial Strategies in January 2023 as Chief Investment Officer. Previously, Mr. Hoes was the Chief Investment Officer at Parkway Advisors, L.P. from 2012 to 2023 and Portfolio Manager at Parkway Advisors, L.P. from 2006 to 2012. Mr. Hoes oversees investments for Team Financial Strategies and is a member of the firm’s investment team.

The Fund’s Statement of Additional Information contains further details about the portfolio managers’ compensation, other accounts they manage, and their ownership of Fund shares.

MONTEAGLE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

1.

Section entitled “Sub-Advisers.”

J. TEAM FINANCIAL, INC. D/B/A TEAM FINANCIAL STRATEGIES (“TEAM”) located in Abilene, Texas sub-advises the portfolio of The Texas Fund. The firm was founded in 2005 by Jody Team and, as of August 31, 2022, managed assets of over $159.3 million for institutions, investment companies and high net worth individuals. Jody Team may be deemed to control Team due to his position as President, Chief Executive Officer and Founder. Park Place Capital pays Team a sub-advisory fee equal to 0.25% per annum of the Fund’s average daily net assets up to $10 million, and 0.60% of such assets above $10 million.

2.

Section entitled “PORTFOLIO MANAGERS”

The Texas Fund

Jody Team, Scott Haynes, and Chad Hoes are responsible for making investment decisions for The Texas Fund. As of August 31, 2022, the portfolio managers were responsible for the management of the following other accounts in addition to the Fund:

As of August 31, 2022, the structure of, and method used to determine, the compensation received by the Fund’s portfolio managers is comprised of two key components: (1) salary and (2) discretionary bonus.

First, Team offers a competitive salary based on an individual’s experience and expected contribution to the firm.  Second, all Team portfolio managers are eligible for a discretionary annual bonus that is tied directly to the overall performance of the individual as well as the profitability of the firm.  This bonus is completely discretionary and may not be paid annually.  The Fund’s portfolio managers’ compensation, which is flexible, is not based on the value of the Fund’s

3.

Section entitled “OWNDERSHIP OF FUND SHARES”

The dollar value of each Fund's shares owned by each Portfolio Manager as of August 3, 2023, is set forth below.

Portfolio Manager	Monteagle Select Value Fund	Monteagle Opportunity Equity Fund	Smart Diversification Fund	The Texas Fund	Monteagle Enhanced Equity Income Fund
Theron R. Holladay	$1- $10,000	N/A	N/A	N/A	N/A
Trevor Rupe	N/A	N/A	N/A	N/A	N/A
Jody Team	N/A	N/A	N/A	$1-$10,000	N/A
Scott Haynes	N/A	N/A	N/A	$10,001-$50,000	N/A
Chad Hoes	N/A	N/A	N/A	N/A	N/A
William G. Lako, Jr.	N/A	$100,001-500,000	N/A	N/A	N/A
Troy L. Harmon	N/A	$50,001-$100,000	N/A	N/A	N/A
Gregory Luken	N/A	N/A	over $2 million	N/A	N/A

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Shareholders should read this Supplement in conjunction with The Texas Fund’s Prospectus and the Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.